SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 15, 2004


                                NBT Bancorp Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                     0-14703                  16-1268674
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     (State or other         (Commission File Number)        (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


52 South Broad Street, Norwich, New York                         13815
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:   (607) 337-2265
                                                      --------------



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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  3.03.     Material  Modification  to  Rights  of  Security  Holders.
                ----------------------------------------------------------

     As previously announced, on October 25, 2004, the Board of Directors of the Company adopted a stockholder rights plan to become effective on November 15, 2004 and declared a dividend distribution of one right ("Right") for each outstanding share of common stock, par value $.01 per share ("Common Stock") of the Company. The distribution was paid to stockholders of record on November 16, 2004.

     The Rights Agreement between the Company and Registrar and Transfer Company, as Rights Agent, specifying the terms of the Rights, which includes the form of Certificate of Designation of the Series A Junior Participating Preferred Stock as Exhibit A, the Summary of Rights to Purchase Series A Junior
                    ---------
Participating Preferred Stock as Exhibit B and the form of Rights Certificate as
                                 ---------
Exhibit  C,  is  attached  hereto  as  Exhibit 4.1 and is incorporated herein by
----------
reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     In connection with the adoption of the Rights Agreement discussed above, the Company designated a new series of preferred stock as Series A Junior
Participating Preferred Stock. A copy of the Certificate of Designation relating to the Series A Junior Participating Preferred Stock is attached as Exhibit A to the Rights Agreement and is incorporated herein by reference.
----------

Item  9.01.    Financial  Statements  and  Exhibits.
               ------------------------------------

(a)            Not Applicable.

(b)            Not Applicable.

(c)            Exhibits.

               4.1. Rights Agreement, dated as of November 15, 2004, between the
                    Company and Registrar & Transfer Company, as Rights Agent, which includes the form of Certificate of Designation of the Series A Junior Participating Preferred Stock as Exhibit A,
                                                                      ---------
                    the Summary of Rights to Purchase Series A Junior Participating Preferred Shares as Exhibit B and the form of
                                                       ---------
                    Rights  Certificate  as  Exhibit  C.
                                             ----------

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         NBT BANCORP INC.


Date:  November 16, 2004                 By:  /s/Michael  J.  Chewens
                                            ------------------------------------

                                            Michael J. Chewens
                                            Senior Executive Vice President,
                                            Chief Financial Officer and
                                            Corporate Secretary

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.         Description
-----------         -----------


4.1 Rights Agreement, dated as of November 15, 2004, between the Company and Registrar & Transfer Company, as Rights Agent, which includes the form of Certificate of Designation of the Series A Junior Participating Preferred Stock as Exhibit A,
                                                                      ---------
                    the Summary of Rights to Purchase Series A Junior Participating Preferred Shares as Exhibit B and the form of
                                                       ---------
                    Rights  Certificate  as  Exhibit C.
                                             ---------